EXHIBIT 99.2

II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 February 2020 INVESTOR PRESENTATION

Page 2 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 This communication contains “forward - looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressi ons , and variations or negatives of these words. Forward - looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward - looking statements. Important factors that may cause such a difference include: (( i ) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward - looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended June 30, 2019; (iii) the purchasing patterns of customers and end - users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) t he Company’s ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward - looking statements whether as a result of new information, future events or developments, or otherwise. Safe Harbor Statement

Page 3 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “ TWO SIX ” 18 Countries 69 Worldwide Locations 24,000 Worldwide employees 2.6B Pro Forma Revenue Regions 43% 23% 6% FY2019 Revenue 11% 17% Segments 28% 72% FY2019 Revenue FY2019 Revenue 72% 13% 6% Markets Aerospace & Defense Semi.Cap. Equip Life Sciences All other 4% Overview LTM 06/30/2019 for II - VI and LTM 07/28/2019 for Finisar.

Page 4 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 3D Sensing Core Markets Growth Markets SIC for Wireless SIC for EV Optical Communications Industrial Lasers Aerospace & Defense EUV Lithography Our Core & Growth Markets

Page 5 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 *Sampling of representative customers based on approvals for public release Thousands of Customers Across Diverse Markets

Page 6 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 $333 $487 $516 $551 $683 $742 $827 $972 $1,050 $1,362 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NASDAQ S&P 500 10 Years of continuous revenue growth 4 Transformative Acquisitions Stock charts represent relative growth in value since 1987 Optical Network & China Market InP Technology Platform Vertical Integration & Scale GaAs Technology Platform 2010 2013 2016 2019 Revenue Growth & Transformative Acquisitions 5G

20+ Years of Tremendous Value Creation by Integration of Acquisitions

1995 - 2010

Micro-optics
Photop Technologies

Laser Processing Heads
Highyag

Selenium Refinery
Pacific Rare Metals

Thermo-electrics
Marlow Industries

Ultraviolet Filters
Laser Power Corp

Silicon Carbide Substrates
Litton SIC Group

ZnSe Platform
Laser Power Corp

Micro-optics
Lighting Optical

Micro-optics
Virgo Optics






2011 - 2015

Semiconductor Lasers
Oclaro Semiconductor Laser

Optical Amplifiers
Oclaro Optical Amplifier

Advanced Coatings
Oclaro Optical Coatings

Aerospace & Defense Optical Systems
LightWorks Optics

Precision Ceramics
M Cubed Technologies

Optical Channel Monitors
Aegis Lightwave

Conformal Patterning
Max Levy Autograph






2016 - 2019

InP Platform
Finisar

High Energy Lasers
Redstone Aerospace
Optonicus

Wavelength Selective Switch
CoAdna

Compound Semiconductor Wafer Fab
Kaiam Laser Limited(U.K. Fab)

Faraday Rotator
Integrated Photonics

Direct Diode Lasers
Direct Photonics

GaAs & GaN-SiC Platform
Anadigics

Epitaxial Wafers
Epiworks






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Page 8 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 Oclaro Semiconductor Laser 1 Business Case Study ▪ Target had a high unit cost structure ▪ With vertical integration and wide applicability in optical and industrial markets, II - VI drove margin expansion over subsequent years II - VI Laser Enterprise Revenue and Operating Margin 1. Oclaro’s semiconductor laser business was acquired in FY2014. Transaction Overview Operational Excellence FY14 Then (@ Acquisition) FY14 FY19 60% (45%) Revenue Op. Margin Proven Integration Playbook Focused on Operational Improvements and Investing for Growth

Page 9 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2018 2019 2020 2021 2022 Datacom TRx Telecom TRx ROADM 3DS & LiDAR RF Electronics Power Electronics Right Technology + Right Team + Right Time Inflection Point CAGR 16% CAGR 20% TAM ($B) Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today Window of Opportunity 1 Note: Market size forecast from Lightcounting, Ovum and Yole. Disruptive Megatrends Proliferation of Cloud Services Electric & Autonomous Vehicles Accelerated deployments in Mobile & 5G Communications 3D Sensing Increased Data and Video Consumption Acquisition of Finisar Strategic Window of Opportunity Now

Addressing Multiple Strong and Growing Markets

3D Sensing & LiDAR



GaAs | InP



For 3D sensing in consumer electronics & LiDAR in automotive

Optical Communications



GaAs | InP | Si Photonics



For terrestrial, submarine & wireless optical infrastructure and datacenters

RF Electronics in Wireless


5G

GaAs | GaN/SiC | Diamond



For 4G remote radio heads, 5G beam forming antennas & RF electronics

Power Electronics For Green Energy



SiC

For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy

	3D Sensing & LiDAR	Optical Communications	RF Electronics in Wireless	Power Electronics For Green Energy
2022 Market	$2.9B	$12.1B	$1.1B	$1.2B
2018-22 CAGR	60%	13%	26%	27%

Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum.

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Finisar Brings Significant Next-Generation Technologies For Communications, 3D Sensing, and LiDAR Enabling New Market Growth

Datacom Transceiver Technology		Telecom Transceiver Technology		ROADMs
 High-Speed GaAs VCSEL	 High-Speed InP DML	 I-Temp Tunable DBR Laser + MZ Mod	 Tunable Laser + InP Modulator	 LCoS
3D Sensing				
 2D VCSEL Array		 Coherent Tunable Laser	 Coherent Tx+Rx Assemblies	 Diffraction Gratings
GaAs		**InP**		**WSS Optics**

 Integrated Circuits	 Laser Driver	 Transimpedance Amplifier	 Clock & Data Recovery	 Silicon Photonics PIC + EIC

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Page 12 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 #1 in Optical Communications Telecom Datacom Long Haul, Metro, and Datacenter Interconnects A highly complementary and complete portfolio of leading - edge products Subsea ROADMs Transmission

Growth Opportunities in 5G Mobile Infrastructure

II-VI | Finisar

Photonic Solutions Segment		5G OPTICAL ACCESS	5G RADIO ACCESS – Compound Semiconductors Segments
Backbone Network		Front- & Backhaul Network	Base Stations / Handsets





Backbone Network


Line Cards


Coherent TRx


HPC WSS


Amplifiers


OCM/OTDR

2022 TAM:**$2.4B**
2018-22 CAGR:**13%**

Source: LightCounting Note: TAM is all inclusive (not exclusively 5G driven)

Front- & Backhaul Network


LPC WSS


25G FH TRx


Bidi DWDM TRx


DWDM Filters


Subsystems


100G BH TRx

TAM:**$1.4B**
CAGR:**124%**

Sources: LightCounting & II-VI Estimates

Base Stations | **Handsets**


GaN/SiC RF


GaAs RF

TAM:**$1.1B**
CAGR:**63%**

Sources: Yole, JP Morgan & II-VI Estimates
(GaN/SiC RF includes 4G & 5G)

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RF Electronics for Wireless

- II-VI's GaAs & SiC on 6" platform + Finisar's microelectronics design expertise
  = **Access to larger & growing markets**
- Collaboration with SEDI for GaN/SiC RF electronics
- For wireless: efficient, high power RF amplification with GaN/SiC HEMT
- Thin-film diamond on silicon for next generation high speed wireless electronics


SiC Substrates
For 4G & 5G Wireless Antennas


GaAs Epiwafers
For RF Devices in Wireless Handsets


GaAs pHEMT
For RF Applications in Wireless

GaN/SiC for RF Electronics
Market CAGR ('18-'22): **26%**
Source: Yole


5G
WIRELESS
Beam-forming Antenna
4G
WIRELESS
Remote Radio Head

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Page 15 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18 - 22): +60% Source: Yole ▪ II - VI’s GaAs Platform + Finisar’s InP Platform = Enhanced competency in 3D Sensing and LiDAR ▪ Optimization of R&D, Capital and Asset Utilization = Faster Time to Market ▪ Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic device integration Tablets Auto LiDAR Video Game Consoles Security / Biometrics VR / AR eCommerce GaAs InP Most Compelling Platform for 3D Sensing & LiDAR GaAs VCSEL ARRAYS 940 GaAs EDGE - EMITTING LASERS 1550 InP EDGE - EMITTING LASERS

Page 16 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 ▪ II - VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets ▪ High efficiency voltage and power conversion = SiC MOSFETs for Green Energy SiC for High Power Electronics Market CAGR (’18 - ’22): 27% Source: Yole A world leading supplier of SiC substrates Applications ▪ Electric cars (EV/HEV) ▪ Solar & Wind Energy ▪ Smart Grid Power Switching Electric Charger / HV Battery Bi - Directional Converter/ Inverter/ Electric Motor DC - DC Converter Power Electronics for Green Energy

Industrial Laser Materials Processing

High Power Semiconductor Lasers & Laser Optics

- A full suite of components for multiple laser modalities
- Strong CO_2 deployed base in active use and strong secondary market
- Industrial laser components: 25-35% of worldwide revenue





Laser Components, Processing Heads, Beam Delivery Optics / Components

Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited



FIBER LASER OPTICS | CO2 LASER OPTICS | LASER BARS | CUTTING HEADS | DIRECT DIODE LASER ENGINE

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Page 18 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 World leader in large sapphire panel output 24,000 sf dedicated facility Aerospace & Defense ▪ Diverse Aerospace Applications ▪ 4 Strategic Areas in Defense • Intelligence surveillance & reconnaissance (ISR) • High energy laser systems • Missiles and ordnance • EMI & survivability ▪ Differentiated core capabilities & products • Materials engineered in - house • Complex electro - optic sub - assemblies • Emerging strategic platforms Phased array laser optics for space nanocraft propulsion and communication

EUV Lithography

- EUV Lithography already started for 7 nm node production
- Multiple II-VI products used in each EUV system, ~1-2% of total value
- Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC



10 nm
7 nm
5

EUV Lithography Systems
Market CAGR ('16-'22): 9%
Source: Allied Market Research



EUV Lithography System
Structural Ceramic Subsystems
EUV Source System: Focusing Optics
Power Amplifier
CO2 System: Seed Laser



REAR MIRRORS
OUTPUT COUPLERS
MODULATOR
CVD DIAMOND
REACTION BONEDED SIC

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II - VI Financial Summary

Significant Value Creation Potential from Synergies

Category	Drivers	Annual Estimated Synergies Achieved Within 36 months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 million
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 million
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model	
Sales & Marketing	▪ Savings from scale	
	Total	~$150 million

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Page 22 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 End Market Distribution of Full Year FY19 Revenue Reported Segments FY19 Revenue FYY19 Op Margin – GAAP / Non - GAAP FY19/FY18 Revenue Growth Industrial (Automotive) Fiber O ptic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $639M 13% / 17% 31% 9% 82% 0% 3% 6% Compound Semiconductors $723M 11% / 14% 8% 42% (3%) 13% 21% 13% 11% II - VI Consolidated $1,362M 11% / 15% 18% 27% (2%) 45% 11% 8% 9% II - VI Segment Revenue by End Markets for Full Year FY19

Page 23 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 End Market Distribution of Q2FY20 Revenue Reported Segments Q2FY19 Revenue Q2FY20 Revenue Q2FY20 Op Margin – GAAP / Non - GAAP Q2FY20/ Q2FY19 Revenue Growth Pro Forma* Revenue Growth 1HFY20/ 1HFY19 Industrial (Automotive) Fiber O ptic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $160M $460M (13%) / 12% 188% 3% 94% 0% 0% 3% Compound Semiconductors $183M $206M (4%) / 5% 13% 30% (2%) 15% 22% 12% 21% II - VI Consolidated $343M $666M (12%) / 10% 94% - 2% 11% (0%) 70% 7% 4% 7% II - VI Segment Revenue by End Markets for Q2FY20 * Pro Forma on page 11 of Form 10Q filed on February 10, 2020

Page 25 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 Summary of Q1FY20 Main Points Key Statistics for Modeling FY20 on II - VI Consolidated Item Preliminary Amount Estimated for FY20 Comments Depreciation Amortization Inventory Step Up $174M of Depreciation $107M of Amortization $88M of Inventory Step Up Includes Preliminary Purchase Accounting Amounts of Acquisition: • $1,305M: Assigned to tangible net assets • $750M: PP&E ($125M step up) • $440M: Inventory (step up, $88M, $7M Q1, $81M Q2) • $115M: All Other • $774M: Assigned to goodwill • $753M: Assigned to amortizing intangibles, weighted avg. 7 year life • $ 76M: Assigned to non - amortizing intangibles Synergies $150M run rate synergies by Year 3 Targets: Year 1: $35M, Year 2: +$50M, Year 3: +$65M Cap Ex $150 – 200M Stock Compensation $65M Interest $85 - 90M Tax Rate 9 - 12% Shares Outstanding 94M

Page 26 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 Cash and Equivalents Cash Flow from Operations Long - Term Debt (Including current portion) FY19 FY17 FY18 Shareholder’s Equity $205M $271M $247M $178M $118M $161M $467M $342M $439M $1,954M $900M $1,024M Cash and Liquidity Q2FY20 $377M $81.9M $2,297M $2,066M Typical industry EPS adjustments are detailed at the end of this presentation. II - VI Balance Sheet

Appendix

II-VI Historical GAAP EPS and Adjusted EPS Equivalent

To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies

II-VI Consolidated **Summary of Typical Industry Non-GAAP Adjustments**	Q2 FY18	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	Q1 FY20	Q2 FY20
Special Items, net of tax [1]	-	-	-	-	-	-	-	48.1	2.2
Inventory Fair Value Adjustment									80.6
Amortization	3.8	3.6	3.6	3.7	4.1	4.2	4.6	4.2	33.6
Share Based Comp	5.3	3.6	4.4	5.3	5.0	7.9	6.8	5.4	19.3
M&A Related Expenses	-	-	-	1.9	8.6	4.1	4.8	5.6	8.0
Total Adjustments	**9.1**	**7.2**	**8.0**	**10.9**	**17.7**	**16.2**	**16.2**	**63.3**	**143.7**
Tax	-	(0.1)	(0.2)	-	(0.1)	(0.2)	(0.4)	(0.2)	(12.3)
Impact of the "Tax Cuts and Jobs Act" and Company Actions	15.8	(6.5)	(1.3)	-	-	-	-	-	
PAT	24.9	0.6	6.5	10.9	17.7	16.0	15.8	61.1	131.4
Average Outstanding Shares - Diluted	65.0	72.4[2]	65.1	66.2	65.7	65.7	65.7	65.5	93.0
EPS Impact of Typical Industry Non-GAAP Adj.	**0.38**	**0.01**	**0.10**	**0.16**	**0.27**	**0.24**	**0.24**	**0.97**	**1.41**

(1) Special Items are defined within Table 2 of the Company's Q1 FY2020 Earnings Release. Includes severance, restructuring and related for Q2 FY20.

(2) Average Shares Outstanding – Diluted for the Three Months Ended March 31, 2018 was calculated under the If-Converted method to account for the Company's convertible debt. Reference Table 7: Earnings Per Share Reconciliation from the Q3 FY2018 Earnings Release.

II-VI

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Page 29 II - VI Incorporated CONFIDENTIAL - Export Control Classification EAR99 II - VI Segment Reconciliation: Operating Income to Adjusted Operating Income